UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 1, 2010

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04                   Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

As previously disclosed by the Registrant on Form 8-K, the Registrant sent a notice on May 17, 2010 (the "Notice") to its directors and executive officers informing them of a blackout period pursuant to Regulation BTR during the period beginning on June 16, 2010 at 4 pm (Eastern Time) and ending July 9, 2010 (the "Blackout Period").

The Registrant has determined that the Blackout Period will be able to terminate commencing at 9:00 am (Eastern Time) on July 1, 2010 because the transition to a new recordkeeper is now complete.  The Registrant sent a notice to its directors and executive officers (the "Updated Notice") on July 1, 2010 regarding the end of the Blackout Period.  A copy of the Updated Notice is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Questions concerning the Blackout Period can be addressed to Roland Burns at 5300 Town & Country Blvd., Suite 500, Frisco, TX  75034, Tel. 972 668-8800.

Item 9.01.                   Financial Statements and Exhibits

Exhibit 99.1	Notice to Directors and Executive Officers of Comstock Resources, Inc. dated July 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: July 1, 2010	By:	/s/ M. JAY ALLISON
M. Jay Allison
President and Chief Executive Officer